Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 29, 2013
Prospectus

Effective August 1, 2013, each fund will be managed by Fidelity SelectCo, LLC ("SelectCo") pursuant to a management contract between each fund and SelectCo. SelectCo's principal business address is 1225 17th Street, Denver, Colorado. As the manager, SelectCo has overall responsibility for directing each fund's investments and handling its business affairs.

Previously the group fee rate component of certain Fidelity funds' management fees was based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. Going forward, the group fee rate component of each fund's management fee will be based on the assets of registered investment companies managed by SelectCo as well as the assets of registered investment companies with which FMR has management contracts.

The following information replaces similar information for Automotive Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4.

Annie Rosen (portfolio manager) has managed the fund since July 2013.

The following information supplements similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 13.

Jean Park (co-manager) has managed the fund since July 2010.

Katherine Shaw (co-manager) has managed the fund since August 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 26.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces the biographical information for Michael Weaver found in the "Fund Management" section on page 30.

Annie Rosen is portfolio manager of Automotive Portfolio, which she has managed since July 2013. Since joining Fidelity in 2003, Ms. Rosen has worked as a research associate, research analyst and portfolio manager.

The following information replaces similar information found in the Fund Management section on page 30.

The group fee rate is based on the average net assets of all the mutual funds advised by SelectCo or Fidelity Management & Research Company.

The following information supplements the biographical information found in the "Fund Management" section on page 30.

Jean Park is co-manager of Leisure Portfolio, which she has managed since July 2010. She also manages other funds. Since joining Fidelity Investments in 2006, Ms. Park has worked as a research analyst and portfolio manager.

Katherine Shaw is co-manager of Leisure Portfolio, which she has managed since August 2013. Since joining Fidelity Investments in 2007, Ms. Shaw has worked as a research analyst and portfolio manager.

SELCON-13-05  August 16, 2013
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